UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 20, 2005

SOLECTRON CORPORATION

(Exact name of registrant as specified in charter)

Delaware	1-11098	94-2447045

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

847 Gibraltar Drive, Milpitas, California	95035

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 957-8500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events.

     On May 20, 2005, Solectron Corporation (the “Company”) completed its previously announced redemption of all of its outstanding 9.625% Senior Notes due 2009. A copy of the Company’s press release announcing this action is attached hereto as Exhibit 99.1 .

Item 9.01  Financial Statements and Exhibits.

             (c)  Exhibits.

Exhibit	Description

99.1	Press release, dated May 20, 2005, announcing that Solectron Corporation has completed the redemption of its 9.625% Senior Notes due 2009.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2005	Solectron Corporation

/s/ Perry G. Hayes
Perry G. Hayes
Treasurer and Vice President of Investor Relations

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED APRIL 20, 2005

Exhibit	Description

99.1	Press release, dated May 20, 2005, reporting that Solectron Corporation has completed the redemption of its 9.625% Senior Notes due 2009.